UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

 JMP Group LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of principal executive offices, including Zip Code)

(415) 835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange
JMP Group Inc. 7.25% Senior Notes due 2027	JMPNL	The Nasdaq Global Market
JMP Group LLC 6.875% Senior Notes due 2029	JMPNZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On February 19, 2020, JMP Group LLC (the “Company”) issued a press release announcing financial results for its fiscal year ended December 31, 2019, and fourth quarter ended December 31, 2019. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit so furnished is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not undertake or assume any obligation to update such information or exhibit in the future.

Item 8.01. Other Events.

On February 19, 2020, the Company issued a press release announcing that on February 24, 2020, it plans to launch a tender offer (the “Tender Offer”) to repurchase for cash up to 3,000,000 shares representing limited liability company interests in the Company (the “Shares”). In connection with the Tender Offer, the Company will file a tender offer statement on Schedule TO (the “Schedule TO”) with the Securities and Exchange Commission (the “SEC”).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of the Company announcing financial results, dated February 19, 2020.
99.2	Press release of the Company announcing tender offer, dated February 19, 2020.

Additional Information and Where to Find It

The Tender Offer described herein has not yet commenced. This Form 8-K and the attached press releases are for informational purposes only, are not a recommendation to buy or sell Shares, and do not constitute an offer to buy or the solicitation to sell Shares. The Tender Offer will be made only pursuant to the Offer to Purchase, Letter of Transmittal and related materials that the Company expects to file with the SEC. Shareholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials because they contain important information, including the various terms of, and conditions to, the Tender Offer. Once the Tender Offer is commenced, shareholders will be able to obtain a free copy of the Schedule TO, the Offer to Purchase, Letter of Transmittal and other documents that the Company will be filing with the SEC at the SEC’s website, www.sec.gov, or through the investor relations section of the Company’s website, www.jmpg.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: February 19, 2020	By:	/s/ Raymond Jackson
Raymond Jackson
Chief Financial Officer